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EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Form S-8 of our report dated December 18, 2002 appearing in the Annual Report on Form 10-KSB of Environmental Remediation Holding Corporation for the year ended September 30, 2002.

/s/ PANNELL KERR FORSTER OF TEXAS, P.C. Pannell Kerr Forster of Texas, P.C.
Houston, Texas January 31, 2003

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  EXHIBIT 23.2
INDEPENDENT AUDITORS' CONSENT